                                                                    EXHIBIT 10.3


NOTE: CERTAIN PORTIONS OF THE EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

               This Agreement is made the 14th day of April 1997

BY AND BETWEEN


DRUG DELIVERY SYSTEMS, INC.



      A Corporation organized and existing under the laws of the State of New York, having an office at 1300 Gould Drive, Gainesville, Georgia 30504, United States of America



AND



IOMED, Inc.

      A Corporation organized and existing under the laws of the State of Utah, having an office at 3385 West 1820 South Salt Lake City, UT 84104, United States of America.

WHEREAS:

-- DDS is beneficially entitled to the use of various patents, including the DDS IONTOPHORETIC PATENT RIGHTS, which have been granted or are pending under the International Convention in relation to the development and production of iontophoretic transdermal devices and drug specific dosage forms for pharmaceutical devices, products and processes, and

-- IOMED is desirous of entering into a licensing agreement with DDS to further develop, manufacture and have manufactured in accordance with the terms of this Agreement and to market, sell and distribute the PRODUCTS in the TERRITORY without infringing any of the DDS IONTOPHORETIC PATENT RIGHTS held by DDS, and

-- DDS is prepared to license the DDS IONTOPHORETIC PATENT RIGHTS in the TERRITORY to IOMED, and

NOW IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE I.   DEFINITIONS

1.1. In the present Agreement and any further agreements based thereon between the Parties hereto, the following definitions shall prevail:

      1. ADDITIONAL TERM shall have the meaning set forth in Article VIII, Paragraph 2.

      2. AFFILIATE shall mean any corporation or entity controlling, controlled by or under the common control of DDS or IOMED as the case may be. For the purpose of this paragraph, "control" shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding criterion any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

      3.    Agreement shall mean this agreement.

      4. cGCP, cGLP and cGNO shall mean current Good Clinical Practices, current Good Laboratory Practices and current Good Manufacturing Practices respectively.

      5. CONFIDENTIAL INFORMATION shall mean information, material or data relating to the FIELD not generally known to the public. CONFIDENTIAL INFORMATION in tangible form disclosed hereunder shall be marked as "Confidential" at the time it is delivered to the receiving Party. CONFIDENTIAL INFORMATION disclosed orally shall be identified as confidential or proprietary when disclosed and such disclosure of CONFIDENTIAL INFORMATION shall be confirmed in writing within thirty (30) days by the disclosing Party.

      6. DDS shall mean Drug Delivery Systems, Inc. and any of its AFFILIATES.

      7. DDS IONTOPHORETIC PATENT RIGHTS shall mean all granted patents and pending patent applications owned by, or licensed by DDS, the current status of which is set forth in Appendix C. DDS IONTOPHORETIC PATENT RIGHTS shall also include all conditions, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder and all foreign counterparts thereto.

      8.    EFFECTIVE DATE shall mean the 14th day of April 1997.

      9.    ELAN shall mean Elan Corporation plc and any of its AFFILIATES.

      10. ELAN AGREEMENT shall mean the license agreement entered into between IOMED and ELAN on the EFFECTIVE DATE.

      11.   ELAN IONTOPHORETIC KNOW-HOW shall have the meaning as defined in
            Article I of the ELAN AGREEMENT.

      12. ELAN IONTOPHORETIC PATENT RIGHTS shall have the meaning as defined in Article I of the ELAN AGREEMENT.

      13. FDA shall mean the United States Food and Drug Administration or any other successor agency, whose approval is necessary to market the PRODUCTS in the United States of America and its foreign equivalents in such other countries of the TERRITORY where IOMED intends to obtain regulatory approval.

      14.   FIELD shall mean ****.

      15. IOMED shall mean IOMED, Inc. and any of its AFFILIATES, including DERMION Inc.

      16. IOMED KNOW-HOW shall mean all scientific or technical knowledge, information or expertise developed, produced, created or acquired by or an behalf of IOMED which is not generally known to the public, or developed by or on behalf of IOMED during the term of this Agreement, relating to the PRODUCTS, excluding ELAN IONTOPHORETIC KNOW-HOW, whether or not covered by any patent copyright, design, trademark or other industrial or intellectual property rights.

      17. IOMED PATENT RIGHTS shall mean all granted patents and pending patent applications owned or licensed by IOMED relating to the FIELD, excluding ELAN IONTOPHORETIC PATENT RIGHTS and DDS IONTOPHORETIC PATENT RIGHTS. IOMED PATENT RIGHTS shall also include all continuations, continuations-in-part, divisionals, re-issues and re-examinations of such patents and patent applications and any patents issuing thereon and extensions thereof and all foreign counterparts thereto. IOMED PATENT RIGHTS shall further include any patents or patent application covering any improved methods of making or using the PRODUCTS invented or acquired by IOMED during the term of this Agreement.

      18. IND shall mean one or more investigational new drug applications filed by ELAN or to be filed by IOMED with the FDA-

      19.   NET REVENUES shall mean:

            19.1. ****:

                  19.1.1  ****, or

                  19.1.2. ****, or

                  19.1.3. ****; and

            19.2. ****:

                  19.2.1. ****;

                  19.2.2. ****;

                  19.2.3. ****;

                  19.2.4. ****; and

                  19.2.5. ****.

            ****.

            ****.

            ****.

            ****.

      20. NDA shall mean one or more of the New Drug Applications which IOMED shall file, including any supplements or amendments thereto and 510(k)s which IOMED may file, for the PRODUCTS with the FDA.

      21.   OFFERING PARTY shall mean ****.

      22. Party shall mean IOMED or DDS, as the case may be. "Parties" shall mean IOMED and DDS.

      23. PRODUCT(S) shall mean all devices or any parts thereof developed, manufactured or sold by or on behalf of IOMED within the FIELD,
            ****.

      24.   TERM shall have the meaning set forth in Article VIII Paragraph 1.

      25.   TERRITORY means all countries of the world.

      26.   $ shall mean United States Dollars.

1.2   In this Agreement

      1.2.1 the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnerships and vice verse.

      1.2.2 any reference to a Article or Appendix shall, unless otherwise specifically provided, be to an Article or Appendix of this Agreement.

      1.2.3 the headings of this Agreement are for ease of reference only and shall not affect its construction or interpretation.

ARTICLE II: THE LICENSE

1.1. DDS shall remain Proprietor of all the DDS IONTOPHORETIC PATENT RIGHTS but hereby grants to IOMED for the term of the Agreement an exclusive (including as to DDS) license in the TERRITORY, with the right to grant sublicenses pursuant to and in accordance with the provisions of Article II Paragraph 2, to research, develop, manufacture, have manufactured for IOMED (or its permitted sublicensees), use, sell and otherwise commercialize the DDS IONTOPHORETIC PATENT RIGHTS and the PRODUCTS in the FIELD under the terms and conditions set out herein.

1.2. Subject to earlier termination of the Agreement pursuant to Article VIII, at the end of the ADDITIONAL TERM the rights granted by DDS to IOMED pursuant to Paragraph 1.1 above shall be exclusive, paid-up and irrevocable.

2.1. IOMED may sublicense rights which incorporate the DDS IONTOPHORETIC PATENT RIGHTS ****, without the prior written consent of DDS .

2.2. Any sublicense other than permitted by Paragraph 2. 1. above, ****, shall require the prior written consent of DDS, which may be withheld in the sole discretion of DDS.

2.3. NO sublicense granted by IOMED pursuant to Article II Paragraph 2 shall authorize or permit the sublicensee to grant further sublicenses ****, IOMED shall use its reasonable endeavors to ensure that DDS shall have the same rights of audit and inspection vis a vis the sublicensee as DDS has pursuant to this Agreement concerning IOMED.

2.4. Insofar as the obligations owed by IOMED to DDS are concerned, IOMED shall remain responsible for all acts and omissions of any sublicensee as if such acts and omissions were by IOMED; provided that no such acts or omissions of such sublicensee will constitute a material breach by IOMED for the purposes of Article VIII Paragraph 3. In the event that DDS terminates the Agreement pursuant to the provisions of Article VIII Paragraph 3, due to the default of IOMED, then DDS shall, with IOMED's consent and assistance, notify each sublicensee appointed pursuant to
      Article II Paragraphs 2.1 and 2.2 of its termination. If any sublicensee elects to notify DDS that it requires the continuation of the licenses granted to IOMED pursuant to this Agreement, DDS shall promptly enter into good faith negotiations with such sublicensee to establish a direct contractual nexus between DDS and such sublicensee. Such contractual nexus shall subject to DDS's reasonable discretion be on commercially reasonable terms and shall to the extent practicable be on terms no less favorable to the to the sublicensee than the terms of such sublicensees' agreement with IOMED, and shall provide that the sublicensee shall take over the applicable obligations owed by IOMED to DDS pursuant to this Agreement. Sales of PRODUCTS and other consideration payable to such a sublicensee in relation to the products shall constitute NET REVENUES for the purpose of calculating the sums payable by the sublicensee to DDS.
      ****.

3. It is contemplated that the furnishing of copies of relevant patent documentation regarding the DDS IONTOPHORETIC PATENT RIGHTS shall be completed within six months of the EFFECTIVE DATE.

4.    LEFT DELIBERATELY BLANK

5. IOMED shall mark or have marked the patent number on all PRODUCTS, or otherwise reasonably communicate to the trade concerning the existence of any DDS IONTOPHORETIC PATENT RIGHTS for the countries within the TERRITORY in such a manner as to ensure compliance with, and enforceability under, applicable laws.

      PERFORMANCE BY IOMED

6. IOMED shall use commercially reasonable efforts consistent with its financial resources and capital constraints, to research, develop, register, market and promote the PRODUCTS and to exploit the DDS IONTOPHORETIC PATENT RIGHTS in the major markets of the TERRITORY.

7. **** IOMED shall report on the ongoing sales performance of the PRODUCTS, and the exploitation of the DDS IONTOPHORETIC PATENT RIGHTS in the TERRITORY, ****. For the avoidance of doubt, the Parties agree that all information furnished to DDS pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purpose of this Agreement.

8.    LEFT DELIBERATELY BLANK

9.    LEFT DELIBERATELY BLANK

10.   LEFT DELIBERATELY BLANK

11.   LEFT DELIBERATELY BLANK

12.   LEFT DELIBERATELY BLANK

13. IOMED hereby confirms that it intends to manufacture or procure the manufacture of the PRODUCTS in a manner which fully complies with all applicable statutes, ordinances, and regulations of the United States of America and other countries with respect to the manufacture of the PRODUCTS including, but not limited to, the U.S. Federal Food, Drug and Cosmetic Act and regulations thereunder, cGLP, cGCP and cGMP.

ARTICLE III: DEVELOPMENT OF THE PRODUCT

1. IOMED shall be responsible for the cost of the further development, registration, manufacture and marketing of the PRODUCTS.

ARTICLE IV: FINANCIAL PROVISIONS

1.    License Royalties

1. In consideration of the rights and license granted to IOMED to the DDS IONTOPHORETIC PATENT RIGHTS by virtue of this Agreement, IOMED shall pay to DDS, the sum of **** United States Dollars **** in cash by wire transfer due upon execution of this Agreement and payable within two business days of the EFFECTIVE DATE.

2.    Royalty on NET REVENUES

2.1. In consideration of the license of the DDS IONTOPHORETIC PATENT RIGHTS to IOMED, and subject to the provisions of Article IV paragraphs 2.2. and 2.3, the royalty payable by IOMED to DDS shall be **** percent (****%) on NET REVENUES generated on or after the EFFECTIVE DATE.

2.2.  ****.

      IOMED shall not be required to pay a royalty to DDS in excess of one percent (1%) of NET REVENUES on commercialization of the products listed in Appendix D hereto which, the Parties acknowledge, are presently-marketed products of IOMED. In the event of any dispute relating to the foregoing provisions of this Paragraph, the Parties shall cause such dispute to be arbitrated before an experienced patent attorney. In such event the procedure set forth in Article VIII Paragraph 14 shall to the extent practicable apply to the conduct of such arbitration.

2.3.  LEFT DELIBERATELY BLANK

2.4. IOMED shall not discriminate in its commercialization strategy and pricing policy as between the PRODUCTS referred to in Article IV Paragraphs 2. 1. and 2.2.

2.5. The Parties agree that when IOMED provides free samples of PRODUCT to promote the further sale of PRODUCTS, such provision of the samples shall not generate any royalty payments to DDS by IOMED, its and/or sublicensees; provided however, that such sampling is specifically designed to promote sales of PRODUCT and is no less favorable to DDS than IOMED's standard sampling practice for similar products.

ROYALTY PAYMENTS, REPORTS AND RECORDS

3.1. Within forty five (45) days of the end of each quarter, IOMED shall notify DDS of the NET REVENUES of- each of the PRODUCTS and arising from the exploitation of the DDS IONTOPHORETIC PATENT RIGHTS and/or the IOMED PATENT RIGHTS and/or the IOMED KNOW-HOW, for that preceding quarter. Payments shown by each calendar quarter report to have accrued shall be due on the date such report is due. All payments due hereunder shall be made to the designated bank account of DDS in accordance with such timely written instructions as DDS shall from time to time provide.

3.2. IOMED shall keep and shall cause its AFFILIATES and sublicensees to keep true and accurate records of sales of PRODUCTS, other transactions giving rise to NET REVENUES, and the royalties payable to DDS under Article IV hereof and shall deliver to DDS a written statement thereof within forty five (45) days following the end of each calendar quarter (or any part thereof in the first or last calendar quarter of this Agreement) for such calendar quarter.

      Said written statements shall set forth (I) for each PRODUCT ****, the calculation of NET REVENUES from gross revenues during that calendar quarter, the applicable percentage royalty rates, and a computation of such royalties due and (II) such details of the transactions arising from the exploitation of the DDS IONTOPHORETIC PATENT RIGHTS and/or the IOMED KNOW-HOW as are relevant to the calculation of NET REVENUES (the "Royalty Statement").

3.3. All payments due hereunder shall be made in United States Dollars. Payments due on NET REVENUES received in a currency other than United States Dollars shall first be calculated in the foreign currency and then converted to United States Dollars on the basis of the average of the exchange rates in effect for the purchase of United States Dollars with such foreign currency quoted in the Wall Street Journal (or comparable publication if not quoted in the Wall Street Journal) with respect to the currency of the country or origin of such payment for the last business day of each mouth for which the payment is being made.

3.4. DDS shall have the right to have access, on reasonable notice, to IOMED's or IOMED's sublicensees' financial documentation and records during reasonable business hours for the purpose of verifying the royalties payable as provided in this Agreement for the two preceding years. This right may not be exercised more than once in any calendar year, and once a calendar year is audited it may not be reaudited. For the avoidance of doubt, the Parties agree that all information furnished to DDS pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

      Any adjustment required by such inspection shall be made within thirty
      (30) days of the agreement of the Parties or, if not agreed, upon the determination of an arbitrator to whom any dispute under this Paragraph shall be submitted to arbitration pursuant to Article IX Paragraph 14. If the adjustment payable to DDS is greater than ****, then the cost to DDS for the inspection and if applicable the arbitration shall be paid by IOMED. In addition, IOMED shall pay interest to DDS at **** (applicable as of the date on which payment should have been made pursuant to Article IV Paragraph 3.3.), from the date on which payment should have been made pursuant to Article IV Paragraph 3.3. until the date of payment.

ARTICLE V. REGISTRATION OF THE PRODUCTS

1. During the TERM and the ADDITIONAL TERM, IOMED shall be responsible for filing and prosecuting all NDAs and other applications for regulatory approvals. IOMED or its sublicensees shall file the NDAs with the FDA and will use its reasonable efforts in prosecuting said NDA to approval.
      IOMED shall thereafter maintain at its own cost the NDAs with the FDA for the term-of this Agreement. Subject to IOMED'S reasonable discretion IOMED hereby agrees to provide to DDS at DDS's own cost access to such NDAs as DDS reasonably requests. **** For the avoidance of doubt, the Parties agree that all information furnished to DDS pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

2. It is hereby acknowledged that there are inherent uncertainties involved in the development and registration of pharmaceutical products with the FDA or any other regulatory body in the TERRITORY insofar as obtaining approval is concerned and such uncertainties form part of the business risk involved in undertaking the form of commercial collaboration as set forth in this Agreement.

ARTICLE VI: REPRESENTATIONS, WARRANTIES

1.    DDS represents to IOMED the following:

      1.1. DDS is duly and validly existing in good standing in the jurisdiction of its incorporation and each other jurisdiction in which the conduct of its business requires such qualification, and is in compliance with all applicable laws, rules, regulations or orders relating to its business and assets;

      1.2. DDS has full corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered by DDS and constitutes the legal and valid obligations of DDS and is enforceable against DDS in accordance with its terms and the execution, delivery and performance of this Agreement and the transactions contemplated hereby and will not violate or result in a default under or creation of lien or encumbrance under DDS's certificate of incorporation, by-laws or other organic documents, any material agreement or instrument binding upon or affecting DDS or its properties or assets or any applicable laws, rules, regulations or orders affecting DDS or its properties or assets;

      1.3. DDS is not in material default of its charter or by-laws, any applicable material laws or regulations or any material contract or agreement binding upon or affecting it or its properties or assets and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result in any such violation; and

      1.4.  ****.

2.    IOMED represents to DDS the following:

      2.1. IOMED is duly and validly existing in good standing in the jurisdiction of its incorporation and each other jurisdiction in which the conduct of its business requires such qualification, and IOMED is in compliance with all applicable laws, rules, regulations or orders relating to its business and assets;

      2.2. IOMED has full corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; this Agreement has been duly executed and delivered and constitutes the legal and valid obligations of IOMED and is enforceable against IOMED in accordance with its terms; and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not violate or result in a default under or creation of lien or encumbrance under IOMED's certificate of incorporation, by-laws or other organic documents any material agreement or instrument binding upon or affecting IOMED or its properties or assets or any applicable laws, rules, regulations or orders affecting IOMED or its properties or assets;

      2.3. IOMED is not in default of its charter or by-laws, any applicable laws or regulations or any material contract or agreement binding upon or affecting it or its properties or assets and the execution, delivery and performance of this letter agreement and the transactions contemplated hereby will not result in any such violation;

      2.4. IOMED represents and warrants that it has not granted any option, license, right or interest to any third party which would conflict with the terms of this Agreement.

      2.5.  ****.

ARTICLE VII: PATENTS

1. Title to all inventions and other DDS IONTOPHORETIC PATENT RIGHTS created or developed solely by employees of DDS shall be owned by DDS. Title to all inventions and other intellectual property created or developed solely by IOMED employees shall be owned by IOMED. The Parties agree that such inventions invented after the EFFECTIVE DATE shall not result in any additional royalties being paid by IOMED pursuant to
      Article IV or extend the TERM of this Agreement.

2. The Parties agree that the following provisions of Article VII Paragraph 2, shall apply as regards the filing, prosecution and maintenance of the DDS IONTOPHORETIC PATENT RIGHTS:

2.1. IOMED at its expense shall be responsible to secure the grant of the DDS IONTOPHORETIC PATENT RIGHTS and to file patent applications covering any improvements, to prosecute and defend such applications against independent third party oppositions; and upon grant of any letters patent covering such invention, to maintain such letters patent in force. IOMED at its expense shall have the right to control such filing, prosecution, defence and maintenance; provided however DDS shall be provided with copies of all substantive documents relating to such filing, prosecution and defence and maintenance; provided however DDS shall be provided with copies of all substantive documents relating to such filing, prosecution and defence in sufficient time to review such documents and comment thereon prior to any deadline for filing the same, if desired by DDS. IOMED shall be entitled to determine the patent filing strategy. DDS shall execute all documents, forms and declarations and otherwise co-operate fully to enable IOMED to seek and obtain the broadest protection afforded by the patent laws of the countries within the TERRITORY, whether during the TERM of this Agreement or thereafter. For the avoidance of doubt, the Parties agree that all information furnished to DDS pursuant to this Paragraph shall constitute CONFIDENTIAL INFORMATION for the purposes of this Agreement.

2.2. If IOMED does not intend to make an application for patents or continue prosecution of a pending application in respect of the DDS IONTOPHORETIC PATENT RIGHTS in any or some (specifying which) countries of the TERRITORY, or fails within six (6) months of disclosure under Article VII Paragraph 2.1, to make application in one or more countries of the TERRITORY, DDS shall have the option and the right to apply for patents or other intellectual property protection in respect thereof (in the countries where IOMED has not applied).

      If IOMED does not intend to continue prosecution of a pending application in any country of the TERRITORY, IOMED shall promptly inform DDS of such a decision and no later than in sufficient time for DDS to continue such prosecution. For the avoidance of doubt, the Parties agree that such patents as are obtained by DDS pursuant to this Paragraph shall constitute DDS IONTOPHORETIC PATENT RIGHTS.

2.3. DDS shall use its commercially reasonable endeavors to ensure that the inventors of the DDS IONTOPHORETIC PATENT RIGHTS shall be reasonably available to IOMED to deal with queries, and complete and execute documents, relating to the filing, prosecution and defense of the DDS IONTOPHORETIC PATENT RIGHTS.

2.4. IOMED shall not abandon an DDS IONTOPHORETIC PATENT RIGHT without the prior written consent of DDS, which shall not be unreasonably withheld. In the event that the Parties agree that IOMED may abandon such an DDS IONTOPHORETIC PATENT RIGHT, DDS shall have the right to take over the prosecution and maintenance of such DDS IONTOPHORETIC PATENT RIGHTS, which rights shall no longer form a part of and be covered by the licenses granted by DDS pursuant to this Agreement.

3. IOMED and DDS shall promptly inform the other in writing of any alleged infringement of which it shall become aware by a third party of any patents within the DDS IONTOPHORETIC PATENT RIGHTS and provide such other with any available evidence of infringement.

4. During the TERM and the ADDITIONAL TERM, IOMED shall have the right to pursue at its own expense and for its own benefit any such infringements of the DDS IONTOPHORETIC PATENT RIGHTS and/or the IOMED PATENT RIGHTS.
      DDS shall agree to be named as a necessary party in an action brought by and fully financed by IOMED and will reasonably co-operate with such action. Any expenses borne by DDS shall be reimbursed by IOMED. Any recovery remaining after the deduction by IOMED of the reasonable expenses (including attorney's fees and expenses) incurred in relation to such an infringement proceeding shall constitute NET REVENUES for the purpose of this Agreement. Should IOMED decide not to pursue such infringers of the DDS IONTOPHORETIC PATENT RIGHTS, DDS may do so at its expense and for its own benefit, and IOMED will reasonably co-operate with such action. Any expenses borne by IOMED in co-operating with such action shall be reimbursed by DDS.

ARTICLE VIII: TERM AND TERMINATION

1. This Agreement is concluded for a period commencing as of the date of this Agreement and shall expire on a country by country basis fifteen (15) years starting from the EFFECTIVE DATE, or for the life of the last to expire patent included in the ELAN IONTOPHORETIC PATENT RIGHTS and the DDS IONTOPHORETIC PATENT RIGHTS which are used in the exploitation of the PRODUCTS, whichever is longer ("the TERM"). From and after the tenth year of the TERM, in the event that IOMED reasonably believes that there are DDS IONTOPHORETIC PATENT RIGHT(S) that are not used in connection with the exploitation of the PRODUCTS, IOMED shall provide written notice thereof to DDS, setting forth in reasonable detail its reasons therefor. DDS and IOMED shall thereupon each in good faith attempt to make a joint determination of whether IOMED's conclusion is correct or if such DDS IONTOPHORETIC PATENT RIGHT(S) are in fact used in connection with such exploitation; if the Parties are unable to agree upon such joint determination within ninety (90) days of such notice from IOMED, either party shall have the right to have such matter arbitrated. Such arbitration shall be conducted before an independent experienced patent attorney reasonably selected by the Parties, or on such other basis as shall be mutually reasonably agreeable, pursuant to the provisions of
      Article IX Paragraph 14.

2. In addition, for a period of **** commencing upon the expiration of the TERM ("the ADDITIONAL TERM"), the licenses granted by DDS pursuant to
      Article II shall continue; provided, that the royalties payable during the ADDITIONAL TERM to DDS referred to in Article IV shall be fifty per cent (50% of the amount otherwise payable during the term.

3. In addition to the rights of early or premature termination provided for elsewhere in this Agreement, in the event that any of the terms or provisions hereof are incurably breached by either Party, the non-breaching Party may immediately terminate this Agreement by written notice. An incurable breach shall be committed when either Party is dissolved, liquidated, discontinued, becomes insolvent, or when any proceeding is filed or commenced by either Party under bankruptcy, insolvency or debtor relief laws (and not dismissed within ninety (90) days). Subject to the other provisions of this Agreement, in the event of any other material breach, the non-breaching Party may terminate this Agreement by the giving of written notice to the breaching Party that this Agreement will terminate on the ninetieth (90th) day from notice unless cure is sooner effected.

      If the breaching Party has proposed a course of action to rectify the breach and is acting in good faith to rectify same but has not cured the breach by the ninetieth (90th) day, the said period shall be extended by such period as is reasonably necessary to permit the breach to be rectified. In the event that a Party is entitled to terminate this Agreement, such Party shall also be entitled to terminate the ELAN AGREEMENT. Furthermore in the event that a Party is entitled to terminate the ELAN AGREEMENT, such Party shall also be entitled to terminate this Agreement. In the event that the breaching Party disputes the validity of the right of the non-breaching Party to terminate the Agreement pursuant to this Paragraph, either Party may refer the dispute to an arbitrator pursuant to the provisions of Article IX Paragraph 14. Pending the determination of the arbitrator, neither Party may regard the Agreement as having been terminated an in particular shall not allege or claim to any third party that the Agreement has been terminated pursuant to this Paragraph.

4 . In the event that IOMED elects to proceed against DDS for damages in circumstances where IOMED would have been entitled to terminate the Agreement pursuant to Article IX Paragraph 3 and IOMED obtains a final order for damages from a court of competent jurisdiction which is not subject of further appeal, IOMED may offset the said order for damages against sums other due to DDS pursuant to Article IV until recovery of the said judgment.

5.    Upon termination of the Agreement:

      5.1. any sums that were due from IOMED to DDS prior to the exercise of the right to terminate this Agreement, shall be paid in full within sixty (60) days of terminate of this Agreement.

      5.2. all confidentiality provisions (other than the obligations set out in Article IX Paragraph 1.1. as they affect DDS in the event of termination of this Agreement by DDS pursuant to Article VIII Paragraph 3 due to the breach by IOMED) set out in this Agreement shall remain in full force and effect for a period of five (5) years;

      5.3. all responsibilities and warranties shall insofar are appropriate remain in full force and effect;

      5.4. the rights of inspection and audit shall continue in force for the period referred to in the relevant provisions of this Agreement;

      5.5. termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement;

      5.6. in the event of termination of this Agreement by DDS or IOMED pursuant to Article VIII Paragraph 3. IOMED and DDS shall promptly return to the other Party all CONFIDENTIAL INFORMATION received from the other Party (except one copy of which may be retained for archival purposes);

      5.7. in the event this Agreement is terminated by DDS or IOMED pursuant to Article VIII Paragraph 3, IOMED and its sublicensees shall have the right for a period of **** from termination to sell or otherwise dispose of the stock of any PRODUCTS then on hand, which such sale shall be subject to Article IV and the other applicable terms of this Agreement. The foregoing provisions of this Paragraph shall be subject to the provisions of such agreement or agreements as DDS and one or more sublicensees conclude pursuant to Article II Paragraph 2.4;

      5.8 In the event this Agreement is terminated by DDS or IOMED pursuant to Article VIII Paragraph 3, the licenses granted by DDS to IOMED shall terminate and DDS shall thenceforth be entitled to exploit the DDS IONTOPHORETIC PATENT RIGHTS together with any improvements made by IOMED to the DDS IONTOPHORETIC PATENT RIGHTS; provided that the foregoing provision shall be subject to the provisions of Article II Paragraph 2.4 and any agreements entered into pursuant to the said Paragraph; and

      5.9. Article I, Article II Paragraph 2.4, Article VI, Article VII Paragraph 1, Article VIII and Article IX (other than Paragraph 3 thereof) shall survive the termination or expiration of this Agreement for any reason.

ARTICLE IX: SUNDRY CLAUSES

1.    Secrecy

1.1. Each of the Parties agrees, during the TERM and the ADDITIONAL TERM to hold in confidence and not disclose to any third parties, including any of the OFFERING PARTIES, except to the extent required by applicable law or administrative or judicial process, the DDS IONTOPHORETIC PATENT RIGHTS or the contents or nature. thereof provided that the foregoing covenant shall not be applicable to DDS in the event that IOMED (i) abandons or (ii) ceases to develop or commercialize (and provides notice thereof to DDS) any such DDS IONTOPHORETIC PATENT RIGHTS and DDS determines subsequently to develop products or technologies based an such DDS IONTOPHORETIC PATENT RIGHTS, irrespective of whether it is reduced to patent. Each law may make such disclosure to its directors, officers and agents and, in the case of IOMED, its potential and actual sublicensees and other parties to whom such disclosure is appropriate to enable IOMED to conduct its regular business (each of whom shall be bound by IOMED's customary confidential disclosure agreements), who shall be informed of such confidentiality obligation and for whose breach the disclosing party shall be responsible.

1.2. Subject to the provisions of Paragraph 1.1., any information, whether written or oral (oral information shall be reduced to writing within one month by the Party giving the oral information and the written form shall be furnished to the other Party) pertaining to the DDS IONTOPHORETIC PATENT RIGHTS or the PRODUCTS that has been or will be communicated or delivered by DDS to IOMED, and any information from time to time communicated or delivered by IOMED to DDS, including, without limitation, trade secrets, business methods, and cost, supplier, manufacturing and customer information, shall be treated by IOMED and DDS, respectively, as CONFIDENTIAL INFORMATION, and shall not be disclosed or revealed to any third party whatsoever or used in any manner except as expressly provided for herein; provided, however, that such CONFIDENTIAL, INFORMATION shall not be subject to the restrictions and prohibitions set forth in this section to the extent that such CONFIDENTIAL INFORMATION:

      1.2.1. is available to the public in public literature or otherwise, or after disclosure by one Party to the other becomes public knowledge through no default of the Party receiving such information; or

      1.2.2. was known to the Party receiving such information prior to the receipt of such information by such Party, whether received before or after the date of this Agreement; or

      1.2.3. is obtained by the Party receiving such information from a third party not subject to a requirement of confidentiality with respect to such information; or

      1.2.4. is required to be disclosed pursuant to: (A) any order of a court having jurisdiction and power to order such information to be released or made public; or (B) other requirement of law, provided that if the receiving Party becomes legally required to disclose any CONFIDENTIAL INFORMATION, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure. The receiving Party shall fully cooperate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required; or

      1.2.5. is independently developed by or for the Party by persons not having access to the CONFIDENTIAL INFORMATION of the other Party.

1.3. Each Party shall take all such precautions as it normally takes with its own CONFIDENTIAL INFORMATION to prevent any improper disclosure of such CONFIDENTIAL INFORMATION to any third party, provided, however, that such CONFIDENTIAL INFORMATION may be disclosed within the limits required to obtain any authorization from the FDA or any other United States of America or foreign governmental or regulatory agency or, with the prior written consent of the other Party, which shall not be unreasonably withheld, or as may otherwise be required in connection with the purposes of this Agreement.

1.4. IOMED agrees that it will not use, directly or indirectly, any DDS IONTOPHORETIC PATENT RIGHTS, or other CONFIDENTIAL INFORMATION disclosed to IOMED or obtained from DDS pursuant to this Agreement, other than as expressly provided herein. DDS agrees that it will not use, directly or indirectly, any IOMED KNOW-HOW, IOMED PATENT RIGHTS or other CONFIDENTIAL INFORMATION disclosed to DDS or obtained from IOMED pursuant to this Agreement, other than as expressly provided herein.

1.5. IOMED and DDS will not publicize the existence of this Agreement in any way without the prior written consent of the other subject to the disclosure requirements of applicable laws and regulations. In the went that either Party wishes to make an announcement concerning the Agreement, that Party will seek the consent of the other Party, The terms of any such announcement be agreed in good faith.

2.    Assignments/Subcontracting

      IOMED may not assign (other than by operation of law in the event of an acquisition of IOMED. or a merger or similar transaction subject to the provisions as set forth in Article IX Paragraph 3) the rights licensed by DDS under Article II without the prior written consent of DDS , which may be withheld in DDS's sole discretion. DDS shall be entitled to assign its rights and obligations to an AFFILIATE. DDS may not assign to an unaffiliated third party (other than by operation of law in the event of an acquisition of DDS, or a merger or similar transaction) its rights under this Agreement without the prior written consent of IOMED, which may be withheld in IOMED's sole discretion.

3.    Certain Changes of Control.

      In the event that an OFFERING PARTY makes or signifies its intention of make a bona fide offer which would result in such a party owning, directly or indirectly, more than fifteen per cent (15%) of IOMED's voting stock, on a fully-diluted basis, or otherwise controlling the IOMED's Board of Directors, or otherwise obtains substantial contractual rights pursuant to an agreement with IOMED to the DDS IONTOPHORETIC PATENT RIGHTS (as reasonably determined by DDS) (each, a "Control Transaction"), IOMED shall
      (x) not accept such offer until it shall have complied with the remaining provisions of this Paragraph without DDS's consent (in its sole discretion) and (y) advise the appropriate OFFERING PARTY that, in lieu of IOMED accepting such offer, such OFFERING PARTY should make a separate offer with respect to that portion of IOMED"s business that relates to the FIELD, and not to the remaining potion of IOMED's business. DDS and/or ELAN shall have a period of thirty (30) days to conduct appropriate due diligence and to determine whether it desires to match an offer made by an OFFERING PARTY with respect to that portion of IOMED's business that relates to the FIELD, (including the same economic, payment and other terms); it being understood that IOMED shall make available to DDS and/or ELAN reasonable and sufficient information to enable DDS and/or ELAN to conduct such due diligence.

      In the event that DDS and/or ELAN determines to make such offer, IOMED shall accept such offer and expeditiously consummate such transaction with DDS and/or ELAN. Notwithstanding the foregoing, in the event that an OFFERING PARTY consummates a Control Transaction without the consent of the IOMED's Board of Directors (as such Board is comprised at the time such transaction is first publicly announced or commenced)(including without limitation, in connection with a tender offer or offers or proxy solicitation), DDS shall have the right in its sole discretion, to terminate the licences granted by DDS pursuant to this Agreement, without payment or penalty to IOMED.

      ****.

4.    Parties bound

      This Agreement shall be binding upon and enure for the benefit of Parties hereto, their successors and permitted assigns.

5.    Severability

      If any provision in this Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, (i) such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and (ii) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

6.    Force Majeure

      Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of a Government Authority, non availability of raw materials, but any such delay or failure shall be remedied by such Party as soon as practicable.

7.    Relationship of the Parties

      Nothing contained in this Agreement is intended or is to be construed to constitute DDS and IOMED as partners or joint venturers or either Party as an employee of the other. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contact, agreement or undertaking with any third party.

8.    Amendments

      No amendment, modification or addition hereto shall be effective or binding an either Party unless set forth in writing and executed by a duly authorized representative of both Parties.

9.    Waiver

      No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

10.   Headings

      The section headings contained in this Agreement are included for convenience only and form no part of the agreement between the Parties. Save as otherwise provided herein, references to articles, paragraphs, clauses and appendices are to those contained in this Agreement.

11.   No effect on other agreements

      No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

12.   Applicable Law

      This Agreement (a) shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws, and subject to those provisions where the Parties have expressly earned to submit a dispute to arbitration, each party consents to the exclusive jurisdiction of any Federal or state court sitting in the County, City and State of New York over any dispute arising from this Agreement.

13.   Notice

      13.1. Any notice to be given under this Agreement shall be sent in writing in English by registered airmail or telefaxed to:

              DDS at

                Drug Delivery Systems, Inc.
                1300 Gould Drive,
                Gainesville,
                Georgia 30504
                United States of America

                Attention:  President
                Telephone:  770 534 8239
                Telefax:    770 534 8247

              IOMED at

                IOMED, Inc.
                3385 West 1820 South,
                Salt Lake City, UT 84104,
                United States of America

                Attention:  President and Chief Executive Officer
                Telephone:  801 975 1191
                Telefax:    801 972 9072

            or to such other address(es) and telefax numbers as may from time -to time be notified by either Party to the other hereunder.

      13.2. Any notice sent by mail shall be deemed to have been delivered within seven (7) working days after dispatch and any notice sent by telefax shall be deemed to have been delivered within twenty four
            (24) hours of the time of the dispatch. Notice of change of address shall be effective upon receipt; provided that such date of receipt must be a business day for the Party to whom the notice is delivered.

14.   Arbitration

      Any dispute under this Agreement which is not settled by mutual consent and which is the subject of an arbitration clause shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by an arbitrator appointed in accordance with said rules. The arbitration shall be held in New York, New York and the arbitrator shall be to the extent practicable experienced as to the subject matter of the dispute such as an independent expert in pharmaceutical product development and marketing (including clinical development and regulatory affairs) or an independent patent attorney as the case may be. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery, provided the arbitrator shall permit such discovery as he deems necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrator's fees, shall be shared equally by the Parties and each Party shall bear its own costs and attorney's and witness' fees incurred in connection with the arbitration; provided that the prevailing party may be awarded the reasonable costs and fees incurred in connection with the arbitration at the discretion of the arbitrator. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators or such other reasonable period as the arbitrators determine in a written opinion. Any arbitration subject to this Paragraph 14 shall be completed within one (1) year from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless (a) otherwise permitted by the other Party or (b) otherwise required by the applicable law in which case the Provisions of Article IX Paragraph 1.2.4. shall be applicable. The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrators. Application may be made to any court having jurisdiction over the Party (or its assets) against whom the decision is rendered for a judicial recognition of the decision and an order of enforcement.

15.   Withholding

      Any income or other taxes which IOMED is required by law to pay or withhold on behalf of DDS with respect to royalties and any other moneys payable to DDS under this Agreement shall be deducted from the amount of such royalties and moneys due. IOMED shall furnish DDS with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by DDS. IOMED shall promptly provide DDS with a certificate or other documentary evidence to enable DDS to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by IOMED. Both Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable IOMED to make such payments to DDS without any deduction or withholding.

16.   Indemnity

16.1. DDS shall indemnify, defend and hold harmless IOMED from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees) to which IOMED is or may become subject insofar as they arise out of or are alleged or claimed to arise out of any breach by DDS of any of its obligations under this Agreement or warranties of DDS.

16.2. IOMED shall indemnify, defend and hold harmless DDS from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorney's fees) to which DDS is or may become subject insofar as they arise out of or are alleged or claimed to arise out of any breach by IOMED of any of its obligations under this Agreement or warranties of IOMED. IOMED shall assume the sole and entire responsibility and shall indemnify and save harmless DDS from any and all claims, liabilities, expenses, including reasonable attorney's fees, responsibilities and damages by reason of any claim, proceedings, action, liability or injury arising out of any defect in the PRODUCTS, including the manufacture, transport, packaging, storage, handling, distribution, marketing or sale of the PRODUCTS by IOMED.


16.3. As a condition of obtaining an indemnity in the circumstances set out above, the Party seeking an indemnity shall.


      16.3.1. fully and promptly notify the other Party of any claim or proceeding, or threatened claim or proceeding;

      16.3.2. permit the indemnifying Party to take full care and control of such claim or proceeding;

      16.3.3. assist in the investigation and defence of such claim or proceeding;

      16.3.4. not compromise or otherwise settle any such claim or proceeding without the prior written consent of the other Party, which consent shall not be unreasonably withheld; and

      16.3.5. take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceeding.

16.4. Notwithstanding anything to the contrary in this Agreement, DDS and IOMED shall not be liable to the other by reason of any representation or warranty, condition or other term or any duty of common law, or under the express terms of this Agreement, for any consequential or incidental loss or damage (whether for loss of profit or otherwise) and whether occasioned by the negligence of the respective Parties, their employees or agents or otherwise.

17.   Entire Agreement

17.1. This Agreement including its Appendices, together with the ELAN
      AGREEMENT, the Note Purchase and Warrant Agreement and Registration Rights Agreement being entered into between Elan International Services Limited, Elan International Management Limited and IOMED, the Promissory Note and Secured Promissory Note being issued by IOMED to Elan International Management Limited and the further documents referred to therein, each of which are being executed of even date herewith, set forth the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relating thereto, including the letter of agreement of 31st March 1997.

17.2. The Parties agree that the obligations of IOMED to provide access to the NDAs pursuant to Article V Paragraph 1 to DDS shall be discharged if such access is provided to ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT.

17.3. The Parties agree that the obligations of IOMED to furnish the documentation and information to DDS pursuant to the provisions of Article II Paragraph 7, shall be discharged by furnishing such documentation to ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT.

17.4. The Parties agree that the obligations of IOMED to obtain the prior written consent of IOMED pursuant to Article II Paragraphs 2.1. or 2.2. shall be satisfied by obtaining the consent of ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT.

17.5. The Parties agree that DDS's right of access and audit in any particular calendar year pursuant to Article IV Paragraph 3.4. shall be exhausted if such rights are exercised by ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT; provided that nothing in this Paragraph shall limit or restrict DDS's rights to seek an adjustment to the royalties payable, whether by agreement between the Parties or pursuant to arbitration.

17.6. The Parties agree that the obligations of IOMED to obtain the prior written consent of DDS pursuant to Article IX Paragraph 3 shall be satisfied by obtaining the consent of ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT. In addition the Parties agree that the right of DDS to exercise its rights to conduct appropriate due diligence and to make an offer as envisaged by Article IX Paragraph 3 shall be discharged by the exercise of such rights by ELAN pursuant to the equivalent provisions of the ELAN AGREEMENT. In the event that an OFFERING PARTY consummates a Control Transaction (as defined in Article IX Paragraph 3) without the consent of the IOMED's Board of Directors (as such Board is comprised at the time such transaction is first publicly announced or commenced) (including without limitation, in connection with a tender offer or offers or proxy solicitation), and in the event that ELAN determines at its sole discretion that it shall not terminate the licenses granted by ELAN pursuant to the ELAN AGREEMENT, DDS shall be deemed to have elected not to have terminated the licenses granted by DDS pursuant to this Agreement.

18.   Counterparts

      This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement in duplicate.


Signed by IOMED on _____ April, 1997.


By: ________________________________

Name: ______________________________

Title: _____________________________



Executed by DDS ______ April, 1997.


By: _______________________________

Name: _____________________________

Title: ____________________________

[ELAN LOGO]


                                   APPENDIX A

                        DDS IONTOPHORETIC PATENT RIGHTS

                     PROPRIETARY & CONFIDENTIAL INFORMATION


                  SUMMARY OF DDS'S PENDING PATENT APPLICATIONS
                          FOR IONTOPHORETIC TECHNOLOGY

                                      ****

                     PROPRIETARY & CONFIDENTIAL INFORMATION

                                      ****

*indicates claims have been allowed

Europe(4) indicates the designation of the following countries: Germany, France, Great Britain and Italy
Europe(10) = Europe(4) + Austria, Belgium, Switzerland/Liechtenstein, Luxembourg, Netherlands & Sweden
Europe(12) = Europe(10) + Greece & Spain
Europe(13) = Europe(12) + Denmark, Portugal & Monaco
Europe(15) = Europe(13) + Ireland

<> This file is the subject of an opposition proceeding in the Japanese Patent
Office. The opposer is Hiroyuki Shigero, and individual. We filed our answer and supporting documents to the opposition in November 1995 and await further action from the Japanese Patent Office.

                                                               DOCKET FAMILY: P1

[ELAN LOGO]                                                     ART = PANODERM

                                      ****

COUNTRY/        ASSIGNEE/               APPLICATION NO./      PUBLICATION NUMBER/       PATENT NUMBER/
DOCKET NO.      PATENTEE                FILING DATE           PUBLICATION DATE          PATENT ISSUE DATE
----------------------------------------------------------------------------------------------------------
AUSTRALIA       DDS                     31850/84                                        563137
64.P-1.AU                               August 13, 1994                                 October 2, 1987
----------------------------------------------------------------------------------------------------------
CANADA          DDS                     461304                                          1224993
84.P-1.CA                               August 17, 1984                                 August 4, 1987
----------------------------------------------------------------------------------------------------------
EPO             DDS                     84109840.3                                      147524
84.P-1.EP(10)                           August 17, 1984        July 10, 1985            August 8, 1989
----------------------------------------------------------------------------------------------------------
JAPAN           DDS                     171396/1984                                     1764538
84.P-1.JP                               August 17, 1984        June 9, 1992             May 20, 1993
----------------------------------------------------------------------------------------------------------
SOUTH KOREA     DDS                     4970/84                                         67091
84.P-1.KR                               August 17, 1984        June 15, 1993            June 15, 1993
----------------------------------------------------------------------------------------------------------
MEXICO          DDS                     202435                                          158181
84.P-1.MX                               August 17, 1984                                 January 13, 1989
----------------------------------------------------------------------------------------------------------


Intellectual Property Department                                                        March 3, 1997
Elan Pharmaceutical Research Corporation     PANODERM ISSUED PATENTS                    3:39:06 PM


                                                             DOCKET FAMILY: P-1

----------------------------------------------------------------------------------------------------------
TAIWAN          DDS                     73113316                                        30312
84.P-1.71                               August 10, 1984        September 11, 1988       September 11, 1988
----------------------------------------------------------------------------------------------------------
UNITED STATES   DDS                     524,252                                         4,557,723
83.P-1.US                               August 18, 1983                                 December 10, 1985
----------------------------------------------------------------------------------------------------------
EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Sweden, Switzerland & Lichtenstein






Intellectual Property Department                                                        March 3, 1997
Elan Pharmaceutical Research Corporation     PANODERM ISSUED PATENTS                    2:39:08 PM


                                                              DOCKET FAMILY: P-2

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 660,192                                      4,862,031
84.P-2.US                               October 12, 1984                             November 11, 1986
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 822,518                                      4,713,050
86.P-2 C.US                             October 24, 1986                             December 15, 1987
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                              DOCKET FAMILY: P-3

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS                 38352/85                                     580585
65.P-3.AU                               January 17, 1985    July 17, 1986            January 17, 1985
------------------------------------------------------------------------------------------------------
CANADA              DDS                 474498                                       1226777
85.P-3.CA                               February 15, 1985                            September 15, 1985
------------------------------------------------------------------------------------------------------
EPO                 DDS                 85112811.4          178,601                  178601
65.P-3.EP(10)                           October 17, 1986    April 23, 1986           August 11, 1983
------------------------------------------------------------------------------------------------------
ITALY               DDS                 47885A/85                                    1186798
85.P-3.IT                               February 14, 1985
------------------------------------------------------------------------------------------------------
JAPAN               DDS                 219971/1985                                  1825721
85.P-3.JP                               October 2, 1985     June 4, 1983             March 16, 1994
------------------------------------------------------------------------------------------------------
SOUTH KOREA         DDS                 7418/85                                      73321
65.P-3.KR                               October 5, 1985     January 5, 1994          May 3, 1994
------------------------------------------------------------------------------------------------------


Intellectual Property Department                              March 3, 1997
Elan Pharmaceutical Research Corporation                         2:39:08 PM


                            PANODERM ISSUED PATENTS

                                                              DOCKET FAMILY: P-3

-------------------------------------------------------------------------------------------------------
MEXICO              DDS                 204285                                       161423
85.P-3.MX                               February 11, 1985                            September 24, 1990
-------------------------------------------------------------------------------------------------------
TAIWAN              DDS                 75201891                                     33845
85.P-3.TI                               February 12, 1985   November 18, 1988        November 18, 1988
-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 778,183                                      4,708,716
85.P-3.US                               August 16, 1985                              November 24, 1987
-------------------------------------------------------------------------------------------------------

EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg, Netherlands, Sweden, Switzerland & Lichtenstein

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                              DOCKET FAMILY: P-4

[ELAN LOGO]

                                                                  ART = PANODERM


                                       *

COUNTRY/        ASSIGNEE/     APPLICATION NO./     PUBLICATION NUMBER/     PATENT NUMBER OF
DOCKET NO.      PATENTEE      FILING DATE          PUBLICATION DATE        PATENT ISSUE DATE
--------------------------------------------------------------------------------------------
AUSTRALIA        DDS           60222/86                                     597890
86.P-4.AU                      July 16, 1988       June 14, 1990            July 16, 1988
--------------------------------------------------------------------------------------------
CANADA           DDS           614514                                       1287665
86.P-4.CA                      July 23, 1986                                August 13, 1991
--------------------------------------------------------------------------------------------
EPO              DDS           86110164.0                                   240593
86.P-4.EP(10)                  July 24, 1998       October 14, 1987         May 10, 1993
--------------------------------------------------------------------------------------------
SPAIN            DDS           8801519                                      6801519
86.P-4.ES                      May 18, 1983                                 June 5, 1989
--------------------------------------------------------------------------------------------
JAPAN            DDS           186,721/1988                                 1921999
86.P-4.JP                      August 8, 1986                               April 7, 1995
--------------------------------------------------------------------------------------------
SOUTH KOREA      DDS           6303/86                                      100,195
86.P-4.KR                      July 31, 1986       December 27, 1995        June 3, 1996
--------------------------------------------------------------------------------------------

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:06 PM

                            PANODERM ISSUED PATENTS

                                                              DOCKET FAMILY: P-4

--------------------------------------------------------------------------------------------
MEXICO          DDS     3577                                    172928
86.P-4.MX               August 20, 1996                         January 24, 1994
--------------------------------------------------------------------------------------------
TAIWAN          DDS     79203115                                58937
80.P-4.TI               July 16,1985        August 21, 1990     August 21, 1990
--------------------------------------------------------------------------------------------
UNITED STATES   DDS     839,050                                 4,840,669
86.P-4C.US              March 12, 1988                          February 3, 1987
--------------------------------------------------------------------------------------------
UNITED STATES   DDS     196,663                                 4,919,649
86.P-4C2.US             May 20, 1988                            April 24, 1990
--------------------------------------------------------------------------------------------
UNITED STATES   DDS     196,664                                 4,921,475
86.P-4C3.US             May 20, 19$$                            May 1, 1990
--------------------------------------------------------------------------------------------
UNITED STATES   DDS     426,476                                 5,087,240
86.P-4C5.US             October 30, 1989                        February 11, 1992
--------------------------------------------------------------------------------------------

EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Sweden, Switzerland & Lischtenstein


Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:06 PM

                            PANODERM ISSUED PATENTS

                                                              DOCKET FAMILY: P-5

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS                 44943/85                                     591672
85.P-5.AU                               June 10, 1985                                June 10, 1985
------------------------------------------------------------------------------------------------------
CANADA              DDS                 509791                                       1279542
86.P-5.CA                               May 22, 1984                                 January 29, 1991
------------------------------------------------------------------------------------------------------
EPO                 DDS                 85903470.4                                   225672
85.P-5.EP(10)                           June 10, 1985                                September 2, 1992
------------------------------------------------------------------------------------------------------
SPAIN               DDS                 8801520                                      8801520
88.P-5.ES                               May 16, 1985                                 May 3, 1989
------------------------------------------------------------------------------------------------------
JAPAN               DDS                 502839/1985(S60)                             2016549
85.P-5.JP                               June 10, 1985                                February 19, 1995
------------------------------------------------------------------------------------------------------
SOUTH KOREA         DDS                 700091/87                                    27793
87.P-5.KR                               February 2, 1987    November 28, 1985        April 20, 1989
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                              DOCKET FAMILY: P-5

------------------------------------------------------------------------------------------------------
MEXICO              DDS                 2747                                         169673
86.P-5.MX                               June 5, 1989                                 July 19, 1993
------------------------------------------------------------------------------------------------------
TAIWAN              DDS                 79202103                                     58100
87 P-5.TI                               January 12, 1987    October 11, 1990         October 11, 1990
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 711,589                                      5,135,479
91.P-5 C3.US                            June 5, 1991                                 August 4, 1992
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 711,590                                      5,224,928
91.P-5 C4.US                            June 5, 1991                                 July 5, 1993
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 08/381,141                                   5,591,123
91.P-5 C6.US                            January 10, 1995                             January 7, 1997
P-1
------------------------------------------------------------------------------------------------------

EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Sweden, Switzerland & Liechtenstein

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                              Docket Family: P-6

                                                                 Art = Pandoderm

[ELAN LOGO]


                                      ****


COUNTRY/            ASSIGNEE/      APPLICATION NO./         PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE       FILING DATE              PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS            44944/85                                          582764
85.P-6 .AU                         June 10, 1985                                     June 10, 1985
-------------------------------------------------------------------------------------------------------
CANADA              DDS            509801                                            1277882
86.P-6 .CA                         May 23, 1986                                      December 10, 1990
-------------------------------------------------------------------------------------------------------
EPO                 DDS            85903469.6               225,871                  225871
85.P-6 .EP(10)                     June 10, 1985            June 24, 1987            March 14, 1990
-------------------------------------------------------------------------------------------------------
JAPAN               DDS            502861/1985                                       1802335
85.P-8 .JP                         June 10, 1985            October 13, 1982         November 26, 1993
-------------------------------------------------------------------------------------------------------
SOUTH KOREA         DDS            87700089                                          26954
88.P-6 .KR                         September 12, 1988                                September 12, 1988
-------------------------------------------------------------------------------------------------------
MEXICO              DDS            2748                                              168830
86.P-6 .MX                         June 9, 1986                                      June 2, 1993
-------------------------------------------------------------------------------------------------------



                            PANODERM ISSUED PATENTS

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:08 PM

                                                              Docket Family: P-6


COUNTRY/            ASSIGNEE/      APPLICATION NO./         PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTS        FILING DATE              PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
TAIWAN              DDS            76100076                                          30926
87.P-6 .TI                         January 12, 1987                                  December 11, 1988

UNITED STATES       DDS            000,554                                           4,808,152
87.P-6 .US          DDS            January 6, 1987                                   February 28, 1989

     EP(10) Austria, Belgium, France, Germany, Great Britain, Italy Luxembourg, Netherlands, Sweden, Switzerland & Liechtenstein



                            PANODERM ISSUED PATENTS

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:08 PM

                                                              Docket Family: P-7
[ELAN LOGO]
                                                                    Art=Panoderm

                                      ****

Control             Assignee/      Application No./         Publication Number/      Patent Number/
Docket No.          Patentee       Filing Date              Publication Date         Patent Census Date
-------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS            66193/88                                          591738
86.P-7 .AU                         December 8, 1988                                  December 8, 1986
-------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS            16550/88                                          618734
88.P-7 DIV.AU                      May 24, 1988                                      May 24, 1988
-------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS            65713/81                                          533228
91.P-7 DIV2.AU                     October 10, 1991                                  November 25, 1992
-------------------------------------------------------------------------------------------------------
CANADA              DDS            524873                                            1267340
85.P-7 .CA                         December 10, 1985                                 April 3, 1990
-------------------------------------------------------------------------------------------------------
CANADA              DDS            568748                                            1322921
88.P-7 DIV.CA                      June 8, 1988                                      October 12, 1993
-------------------------------------------------------------------------------------------------------
COLUMBIA            DDS            263611                                            22484
86.P-7 .CO                         December 5, 1989                                  April 27, 1990
-------------------------------------------------------------------------------------------------------

                            PANODERM ISSUED PATENTS
Intellectual Property Department                                  March 3, 1997
Elan Pharmaceutical Research Corporation                             2:39:08 PM

                                                           Docket Family: P-7

-----------------------------------------------------------------------------
COLUMBIA       DDS  287287                                  24152
88.P-7 .CO          June 5, 1988        September 8, 1989   July 6, 1993
-----------------------------------------------------------------------------
EPO            DDS  86116547.0                              225556
86.P-7 .EP          November 28, 1988   June 16, 1987       January 23, 1992
-----------------------------------------------------------------------------
SPAIN          DDS  6861521                                 8801521
88.P-7 .ES          May 18, 1986                            May 18, 1996
-----------------------------------------------------------------------------
JAPAN          DDS  293319/1986                             1964597
86.P-7 .JP          December 9, 1986    December 7, 1984    August 25, 1996
-----------------------------------------------------------------------------
SOUTH KOREA    DDS  10126/86            3/25/94             76691
86.P-7 .KR          November 28, 1984                       April 21, 1994
-----------------------------------------------------------------------------
SOUTH KOREA    DDS  6772/88                                 107098
88.P-7 DIV.KR       June 4, 1986                            August 17, 1994
-----------------------------------------------------------------------------
MEXICO         DDS  4602                                    171173
86.P-7 .MX          December 9, 1986                        October 8, 1993
-----------------------------------------------------------------------------
MEXICO         DDS  11766                                   175067
88.P-7 DIV.MX       June 3, 1988                            July 4, 1994
-----------------------------------------------------------------------------
TAIWAN         DDS  75105482                                30365
86.P-7 .TI          November 18, 1986                       October 1, 1990
-----------------------------------------------------------------------------
UNITED STATES  DDS  807,234                                 4,731,926
85,P-7 .US          December 10, 1985                       March 22, 1988
-----------------------------------------------------------------------------
UNITED STATES  DDS  58,527                                  4,083,457
87.P-7 C.US         June 6, 1987                            November 28, 1989
-----------------------------------------------------------------------------

                            PANODERM ISSUED PATENTS
Intellectual Property Department                                March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:08 PM

                                                             DOCKET FAMILY: P-7

------------------------------------------------------------------------------------------------------
UNITED STATES                           105,869                                 4,856,188
87.P-7 C1.US        DDS                 OCTOBER 7, 1997                         AUGUST 15, 1989
------------------------------------------------------------------------------------------------------
UNITED STATES                           169,385                                 4,665,582
88.P-7 C2.US        DDS                 MARCH 17, 1998                          SEPTEMBER 12, 1989
------------------------------------------------------------------------------------------------------
UNITED STATES                           380,196                                 5,167,617
89.P-7 C3.US        DDS                 JULY 14, 1992                           DECEMBER 1, 1992
------------------------------------------------------------------------------------------------------
UNITED STATES                           949,721                                 5,358,483
92.P-7 C4.US        DDS                 SEPTEMBER 23, 1992                      OCTOBER 25, 1994
------------------------------------------------------------------------------------------------------

EP(8) FRANCE, GERMANY, GREAT BRITAIN, ITALY, SWEDEN, SWITZERLAND & LIECHTENSTEIN

                            PANODERM ISSUED PATENTS

INTELLECTUAL PROPERTY DEPARTMENT                                   MARCH 3, 1997
ELAN PHARMACEUTICAL RESEARCH CORPORATION                            2:39:06 P.M.

                                                              DOCKET FAMILY: P-9

                                  [ELAN LOGO]

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./               PUBLICATION NUMBER/           PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE                    PUBLICATION DATE              PATENT ISSUE DATE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                               75633/87                                                     586382
87.P-9 .AU          DDS                 JULY 14, 1987                                                JULY 14, 1987
----------------------------------------------------------------------------------------------------------------------------------
CANADA                                  540624-2                                                     1274738
87.P-9 .CA          DDS                 JUNE 25, 1987                                                OCTOBER 2, 1990
----------------------------------------------------------------------------------------------------------------------------------
EPO                                     87110049.1                     254,166                       254166
87.P-9 .EP (10)     DDS                 JULY 11, 1987                                                MARCH 31, 1993
----------------------------------------------------------------------------------------------------------------------------------
JAPAN                                   176935/1987                                                  1922042
87.P-9 .JP          DDS                 JULY 15, 1987                                                APRIL 7, 1995
----------------------------------------------------------------------------------------------------------------------------------
MEXICO                                  7418                                                         166018
87.P-9 .MX          DDS                 JULY 17, 1987                                                DECEMBER 16, 1992
----------------------------------------------------------------------------------------------------------------------------------
TAIWAN                                  78103514                                                     38185
87.P-9 .TI          DDS                 JUNE 18, 1987                                                APRIL 1, 1990
----------------------------------------------------------------------------------------------------------------------------------

INTELLECTUAL PROPERTY DEPARTMENT                                  MARCH 3, 1997
ELAN PHARMACEUTICAL RESEARCH CORPORATION                          2:39:08 PM

                                   PANODERM ISSUED PATENTS

                                                              DOCKET FAMILY: P-9

--------------------------------------------------------------------------------------------
UNITED STATES                   886,151                                       4,734,090
86.P-9.US         DDS           July 18, 1986                                 March 29, 19$$
--------------------------------------------------------------------------------------------

EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Sweden, Switzerland & Liechtenstein

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:06 PM

                            PANODERM ISSUED PATENTS

                                                             DOCKET FAMILY: P-10

[ELAN LOGO]

                                                                    ART-PANODERM

                                      ****


COUNTRY/          ASSIGNEE/         APPLICATION NO./      PUBLICATION NUMBER/       PATENT NUMBER/
DOCKET NO.        PATENTEE          FILING DATE           PUBLICATION DATE          PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA         DDS               10986/88                                        6097699
86.P-10.AU                          January 30, 1988                                January 29, 1988
------------------------------------------------------------------------------------------------------
CANADA            DDS               558559                                          1319608
86.P-10.CA                          February 10, 1993                               JUNE 29, 1993
------------------------------------------------------------------------------------------------------
EPO               DDS               88101856.8              278473                  278473
88.P-10.3P(11)                      February 9, 1993        August 17, 1992         August 5, 1992
------------------------------------------------------------------------------------------------------
MEXICO            DDS               10386                                           168981
86.P-10.MX                          February 10, 1993                               June 16, 1993
------------------------------------------------------------------------------------------------------
TAIWAN            DDS               77100550                                        32711
88.P-10.TI                          January 2, 1993                                 June 1, 1993
------------------------------------------------------------------------------------------------------
UNITED STATES     DDS               279,315                                         4,940,456
88.P-10 C.US                        December 1, 1990                                July 10, 1990
------------------------------------------------------------------------------------------------------

EP(11) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Spain, Sweden, Switzerland & Liechtenstein

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:06 PM

                            PANODERM ISSUED PATENTS

                                                             DOCKET FAMILY: P-11

[ELAN LOGO]

                                                                    ART-PANODERM
                                      ****

COUNTRY/          ASSIGNEE/         APPLICATION NO./      PUBLICATION NUMBER/       PATENT NUMBER/
DOCKET NO.        PATENTEE          FILING DATE           PUBLICATION DATE          PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA         DDS               10984/88              10,984                    608278
88.P-11.AU                          January 20, 1988      August 11, 1988           January 28, 1988
------------------------------------------------------------------------------------------------------
CANADA            DDS               558559                                          1317679
88.P-11.CA                          February 10, 1993                               May 18, 1993
------------------------------------------------------------------------------------------------------
EPO               DDS               88101857.6              278,474                 278474
88.P-11.3P(10)                      February 9, 1988        August 17, 1988         March 27, 1996
------------------------------------------------------------------------------------------------------
JAPAN             DDS               26618/1988                                      1922056
88.P-11.JP                          February 9, 1988                                April 7, 1995
------------------------------------------------------------------------------------------------------
MEXICO            DDS               10367                                           165338
88.P-11.MX                          February 10, 1988                               November 8, 1997
------------------------------------------------------------------------------------------------------
TAIWAN            DDS               77100544                                        32616
88.P-11.TI                          February 10, 1987                               October 7,1989
------------------------------------------------------------------------------------------------------

Intellectual Property Department                                   March 3, 1997
Elan Pharmaceutical Research Corporation                           2:39:06 PM

                            PANODERM ISSUED PATENTS

                                                             DOCKET FAMILY: P-11

------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 12,889                                       4,678,892
87.P-11.US                              February 10, 1987                            November 7, 1989
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 430,067                                      5,032,109
89.P-11 C1.US                           November 1, 1989                             July 16, 1991
------------------------------------------------------------------------------------------------------

EP(10) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg,
       Netherlands, Sweden, Switzerland & Liechtenstein


PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:30:08 PM

                                                             DOCKET FAMILY: P-12

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS                 12667/88                                     510133
88.P-12.AU                              March 7, 1988       May 16, 1991             March 7, 1991
------------------------------------------------------------------------------------------------------
CANADA              DDS                 560596                                       1317522
88.P-12.CA                              March 4, 1988                                May 11, 1993
------------------------------------------------------------------------------------------------------
JAPAN               DDS                 63041/1988                                   1907603
88.P-12.JP                              March 16, 1988      December 1, 1993         February 24, 1995
------------------------------------------------------------------------------------------------------
MEXICO              DDS                 10835                                        173932
88.P-12.MX                              March 10, 1988                               April 11, 1994
------------------------------------------------------------------------------------------------------
TAIWAN              DDS                 77101547                                     35925
88.P-12.TI                              March 10, 1988      November 3, 1989         December 21, 1989
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 453,045                                      5,163,899
89.P-12 C1.US                           December 12, 1989                            November 17, 1992
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                             DOCKET FAMILY: P-13

[ELAN LOGO]                                                       Art = Panoderm

                                      ****

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
AUSTRALIA           DDS                 18125/88                                     615188
88.P-13.AU                              May 13, 1988                                 May 13, 1988
------------------------------------------------------------------------------------------------------
CANADA              DDS                 587175                                       1299457
88.P-13.CA                              May 10, 1989                                 April 28, 1992
------------------------------------------------------------------------------------------------------
EPO                 DDS                 86108314.1          292,930                  292930
88.P-13.EP(12)                          May 25, 1988        November 30, 1988        November 2, 1995
------------------------------------------------------------------------------------------------------
JAPAN               DDS                 128136/1988                                  1922069
88.P-13.JP                              May 25, 1989                                 April 7, 1995
------------------------------------------------------------------------------------------------------
SOUTH KOREA         DDS                 6294/88                                      107097
88.P-13.KR                              May 27, 1988                                 August 17, 1996
------------------------------------------------------------------------------------------------------
TAIWAN              DDS                 79202278                                     81218
88.P-13.TI                              May 16, 1989        February 11, 1991        February 11, 1991
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                            DOCKET FAMILY: P-13

-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 438,118                                      5,013,293
89.P-13 C2.US                           NOVEMBER 13, 1988                            MAY 7, 1991
-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 598,803                                      5,312,325
90.P-13 C3.US                           OCTOBER 4, 1990                              MAY 17, 1994
-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 864,544                                      5,326,454
92.P-13 C5.US                           APRIL 7, 1992                                JULY 12, 1994
-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 864,645                                      5,336,168
92.P-13 C4.US                           April 7, 1992                                AUGUST 9, 1994
-------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 08/204,784                                   5,372,168
94.P-13 C6.US                           MARCH 2, 1994                                DECEMBER 13, 1994
-------------------------------------------------------------------------------------------------------

EP(12) Austria, Belgium, France, Germany, Great Britain, Italy, Luxembourg, Netherlands, Spain, Sweden, Switzerland & Liechtenstein

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                            DOCKET FAMILY: P-15

[ELAN LOGO]                                                       ART = OTHER


                                       *


COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 234,258                                      4,900,414
88.P-15.US                              AUGUST 19, 1988                              FEBRUARY 13, 1990
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                            DOCKET FAMILY: P-16

[ELAN LOGO]                                                       Art = Panoderm


                                       *

COUNTRY/            ASSIGNEE/           APPLICATION NO./    PUBLICATION NUMBER/      PATENT NUMBER/
DOCKET NO.          PATENTEE            FILING DATE         PUBLICATION DATE         PATENT ISSUE DATE
------------------------------------------------------------------------------------------------------
ISRAEL              DDS                 100794                                       100794
92.P-18.IL                              JANUARY 28, 1992                             MAY 1, 1996
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 287,348                                      5,088,977
88.P-18.US                              DECEMBER 27, 1989                            FEBRUARY 16, 1992
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS                 823,686                                      5,328,453
92.P-16.US                              FEBRUARY 12, 1992                            JULY 12, 1994
------------------------------------------------------------------------------------------------------

PANODERM ISSUED PATENTS

Intellectual Property Department
Elan Pharmaceutical Research Corporation

March 3, 1997
2:39:08 PM

                                                           Docket Family: P-17

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                                                                  ART=PANODERM

                                      ****

Country/            Assignee/      Application No./         Publication Number/      Patent Number/
Docket No.          Patentee       Filing Date              Publication Date         Patent Issue Date
------------------------------------------------------------------------------------------------------
UNITED STATES       DDS            349,996                                           5,135,478
89.P-17 .US                        May 10, 1989                                      August 4, 1992

UNITED STATES       DDS            08/023,463                                        5,328,452
93.P-17 C1.US                      February 25, 1993                                 July 12, 1994


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                                   APPENDIX D

                             IOMED CURRENT PRODUCT